SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 17, 2024

MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-276152	93-4332287
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room 202, Gate 6, Building 9, Yayuan, Anhui Beili Chaoyang District, Beijing, China 100000
(Address of principal executive offices) (Zip Code)

86 (010) 6492-7946
(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

On July 17, 2024 the Board of Directors of Maitong Sunshine Cultural Development Co. dismissed Centurion ZD CPA & Co. from its position as the principal independent accountant for Maitong Sunshine Cultural Development Co. There is no Audit Committee of the Board of Directors.

The audit report of Centurion ZD CPA & Co. on Maitong Sunshine Cultural Development Co.’s financial statements for the period from September 7, 2023 to September 30, 2023 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of Centurion ZD CPA & Co. on Maitong Sunshine Cultural Development Co.’s financial statements for the period from September 7, 2023 to September 30, 2023 did contain a modification expressing substantial doubt about the ability of Maitong Sunshine Cultural Development Co. to continue as a going concern. Centurion ZD CPA & Co. did not, during the applicable periods, advise Maitong Sunshine Cultural Development Co. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through July 17, 2024, there was no (i) disagreement between Maitong Sunshine Cultural Development Co. and Centurion ZD CPA & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused Centurion ZD CPA & Co. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Maitong Sunshine Cultural Development Co. has requested Centurion ZD CPA & Co. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Centurion ZD CPA & Co. agrees with the statements in this 8-K pertaining to Centurion ZD CPA & Co. A copy of the letter is filed as an exhibit to this 8-K.

On July 17, 2024, Maitong Sunshine Cultural Development Co. retained the firm of ARK Pro CPA & Co. to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to July 17, 2024 did Maitong Sunshine Cultural Development Co. consult with ARK Pro CPA & Co. regarding any matter of the sort described above with reference to Centurion ZD CPA & Co., any issue relating to the financial statements of Maitong Sunshine Cultural Development Co., or the type of audit opinion that might be rendered for Maitong Sunshine Cultural Development Co.

Item 9.01	Financial Statements and Exhibits

Exhibits

16	Letter from Centurion ZD CPA & Co.

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED

Dated: July 19, 2024	By:	/s/ Huang Fang
Huang Fang
Chief Executive Officer

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